UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2024

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Item 5.07 Submission of Matters to a Vote of Security Holders.

As Safe & Green Holdings Corp. (the “Company”) previously reported in a Current Report on Form 8-K filed on October 1, 2024 (the “Original Form 8-K”), at the Company’s 2024 Annual Meeting held on September 27, 2024, the shareholders approved the frequency of future advisory votes on the compensation of the Company’s named executive officers as set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
455,278	5,065	16,478	86,576	306,198

The sole purpose of this amendment (the “Amendment”) is to disclose, in accordance with the requirements of Item 5.07(d) of Form 8-K, that based upon these results, which were consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will continue to hold an advisory vote on the compensation of the named executive officers annually until the next vote on the frequency of holding such advisory votes. Except as set forth in this Amendment, no other modifications have been made to the information contained in the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: October 2, 2024	By:	/s/ Patricia Kaelin
		Name:	Paticia Kaelin
		Title:	Chief Financial Officer

2